UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 18, 2011

Hercules Technology Growth Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (650) 289-3060

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (a)     Departure of Certain Officers.

On May 18 2011, David M. Lund announced his resignation, effective May 31, 2011 (the “Effective Date”), from his position as Vice President of Finance and Chief Financial Officer of  Hercules Technology Growth Capital, Inc. (the “Company”) for personal reasons and to pursue other opportunities.

(b)      On the Effective Date, Mr. Lund will receive a severance payment equal to $113,173.06 plus one month of benefits ending June 30, 2011.  As of May 31, 2011, any unvested awards will cease to vest and Mr. Lund will have 90 days to exercise any stock options that are exercisable.  In addition, Mr. Lund entered into a release in favor of the Company, releasing it and its affiliates from any and all claims relating to his employment with the Company.

(c)      Appointment of Certain Officers.

Effective June 1, 2011, the Company’s Board of Directors appointed Jessica T. Baron as Vice President of Finance and Interim Chief Financial Officer of the Company while the Company conducts a search for Mr. Lund’s successor. Set forth below is a description of the prior business experience of Ms. Baron:

Ms. Baron has served at Hercules since 2006 as the Company’s Corporate Controller and as the Company’s Vice President of Finance since 2010. During her tenure at Hercules, Ms. Baron has played a lead key role in all aspects of financial reporting, financial process and systems design and implementation. Prior to joining Hercules, she was served in strategic finance roles at Cisco Systems, Inc. from 2004 to 2006 and at Levi Strauss and Company from 2002 to 2004. Ms Baron also served as a finance and accounting manager at Dominion Ventures and Dominion Capital Management from 2000 to 2002. She also was at PricewaterhouseCoopers LLP in supervisory roles in both its consulting and business assurance divisions from 1997 to 2000.  Ms.  Baron earned a Bachelor of Arts degree in Human Biology and a Master of Arts degree in Sociology from Stanford University and a Master of Business Administration degree with an emphasis in Finance from the University of California, Berkeley, Haas School of Business. She is a Certified Public Accountant in the state of California.

Item 9.01 Financial Statements and Exhibits

On May 18, 2011, the Company issued a press release announcing Mr. Lund’s the resignation.  The text of this press release is included as an exhibit to this Form 8-K.

(d) Exhibits

99.1 Press Release dated May 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

May 18, 2011	By:	/s/ Scott Harvey
Scott Harvey
Chief Legal Officer